EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Brookdale Senior Living Inc. (the "Company") for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Nikolas W. Stengle, as Chief Executive Officer, and Dawn L. Kussow, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nikolas W. Stengle
Name: Nikolas W. Stengle
Title: Chief Executive Officer
Date: August 10, 2026

/s/ Dawn L. Kussow
Name: Dawn L. Kussow
Title: Executive Vice President and Chief Financial Officer
Date: August 10, 2026